Taxes	12 Months Ended
Dec. 31, 2021
IFRS Text Block [Abstract]
Taxes

Note 25. Taxes

25.1 Recoverable taxes

Recoverable taxes are mainly the result of higher provisional payments of value added tax and income tax in Mexico during 2021 in comparison to the current year provision, which will be compensated in future years. The operations in Guatemala, Panama, Nicaragua and Colombia are subject to a minimum tax. In Guatemala and Colombia this tax is recoverable under certain circumstances only. Guatemala’s tax basis is determined considering the highest between total assets and net income; in Colombia the tax basis is equity.

25.1.1 Exclusion of the State VAT (ICMS) on the federal sale taxes (PIS / COFINS) calculate basis

On March 15, 2017 the Brazilian Federal Supreme Court (STF) ruled that the inclusion of the VAT (ICMS) on federal sales taxes (PIS and COFINS) taxable basis is unconstitutional. During 2019, our companies in Brazil obtained conclusive favorable motions over this exclusion of VAT (ICMS) over PIS / COFINS calculation. The net favorable effects of each case are to be recorded at the time all formalities and legal procedures are finalized and recovery of the taxes paid becomes virtually certain. During 2020 and 2019, it was concluded the administrative formalities for one of the motions and the recoverable taxes for this motion were recorded in the income statement.

As of December 31, 2021 and 2020 the amount of recoverable taxes in Brazil including PIS and COFINS is Ps. 1,243 and Ps. 2,523.

25.2 Tax Reforms

Chile

In 2020 Corporate Income Tax rate in Chile remains 27%. The Chilean tax authority included an instant depreciation regime of 50% for the acquisition of new assets acquired between January 1st, 2019 and December 31, 2021, with the possibility to apply accelerated depreciation to the 50% residual basis.

Mexico

In accordance with amendments to Mexican tax laws in effect from January 1, 2022, Mexican issuers are joint and severally liable for taxes payable on gains derived from the sale or disposition of its shares or securities representing its shares, such as ADSs, by major shareholders who are non-Mexican residents with no permanent establishment in Mexico for tax purposes, to other non-Mexican residents with no permanent establishment in Mexico for tax purposes, to the extent that such Mexican issuer fails to provide certain information with respect to such sale or disposition to the Mexican tax authorities. For purposes of these regulations, “major shareholders” are shareholders that are identified in reports submitted by the Mexican issuer to the CNBV on an annual basis as a result of being (i) directors or officers who directly or indirectly own 1.0% or more of the Mexican issuer’s capital stock, (ii) shareholders who directly or indirectly own 5.0% or more of the Mexican issuer’s capital stock or (iii) within the ten largest shareholders of the Mexican issuer based on direct ownership of shares of capital stock. Although in some instances Mexican tax authorities have indicated that this reporting obligation would only apply to transfers of shares or securities representing shares that result in a change of control, there are no established criteria or general interpretations to that effect issued by the Mexican tax authorities. There is currently no obligation by non-Mexican residents to inform Mexican issuers about their sales or dispositions of shares or securities representing shares, which limits our ability to comply with our reporting obligations to the Mexican tax authorities. Therefore, the amount of a potential tax liability is uncertain and difficult to determine given inherent mechanics and procedures, including the application of any tax treaties available, applicable to the trading of publicly-traded securities.

In April of 2021 a Labor reform with tax implications was approved, in which was established that companies may only contract services from specialized personnel that is not directly associated with their core business or their main activity and impose several compliance requirements to support the tax deduction as well as the ability to credit the value-added tax generated. This reform was enacted on September 1, 2021.

As a consequence of the labor law reform there is an impact regarding an increase on the profit sharing to be paid to employees on a yearly basis, the increase is the result of transferring employees as obligated by the labor law from service companies to operating companies, where the profit margins are higher and therefore more Profit Sharing is to be paid, there is a cap in the payment of profit sharing of up to three months of salary per employee.

In January of 2021 a modification of the Mexican Federal Tax Code to increase the number of events that may trigger the joint and several liabilities of partners, shareholders, directors, managers or any other person responsible for the management of a business, added a new disclosure obligation of certain reportable transactions to tax authorities, and increase the tax authorities’ discretion to limit tax benefits or attributes in situations where authorities consider that merely a tax benefit, rather than a business reason or an alternative economic benefit, is the primary factor behind a transaction or legal structure.

On January 1, 2020, a new tax regime in Mexico was effective regarding foreign transparent vehicles and changes were made to the preferential tax regime. As a result of such changes, the dividends from Heineken Group are subject to a 30% income tax in Mexico when received.

Starting January 1, 2020, the excise tax increased from 5.0% to 7.0% to carbonated beverages added with sugar or any caloric sweetener. Drinkable foods based on dairy products, grains or cereals, nectars, fruit juices and vegetables with natural fruit concentrates are exempt from this tax.

In addition to the above, on October 30, 2019, Mexico approved a new Tax Reform, which was effective on January 1, 2020.

The most relevant changes are: (i) Taxpayers have been limited to a net interest deduction equal to 30% of the entity’s Adjusted Taxable Income (ATI). ATI is determined similarly to EBITDA (earnings before interest, taxes, depreciation and amortization). A $20,000,000 pesos (approximately USD 1M) exception applies for deductible interest at a Mexican group level. The non-deductible interests that exceed the limitation could be carried forward for the subsequent 10 tax years; (ii) The reform modifies the excise tax (IEPS) of 1.17 pesos to 1.2616 per liter on the production, sale and import of beverages with added sugar and HFCS (High-fructose corn syrup) for flavored beverages and starting January 1, 2021, this tax is subject to an annual increase based on the inflation of the previous year; (iii) The excise tax of 25% on energized beverages is applicable whenever the beverages include a mixture of caffeine with any other stimulating effects substances; (iv) Federal Fiscal Code (FFC) was modified to attribute joint liability to partners, shareholders, directors, managers or any other responsible of the management of the business; (v) added a disclosure obligation of certain reportable transactions to tax authorities; and (vi) increased the tax authorities’ discretion to limit tax benefits or attributes in situations where authorities understand there is a lack of business reason and no economic benefit obtained, other than the tax benefit.

On January 1, 2019, the Mexican government eliminated the right to offset any tax credit against any payable tax (general offset or “compensación universal” in spanish). As of such date, the right to offset any tax credit is against taxes of the same nature and payable by the same person (not being able to offset tax credits against taxes payable by third parties). Additionally, by Executive Decree, certain tax benefits related to the value-added tax and income tax were provided to businesses located on the northern border of Mexico. Due to the territories where we operate, this last provision does not apply to our business.

Colombia

In 2021 a new tax reform in Colombia increased the income tax rate from 30% to 35% for 2022 onwards and limited to 50% the possibility to deduct the municipality sales tax against income tax.

On January 1, 2019, a new tax reform became effective in Colombia. This reform reduced the income tax rate from 33.0% for 2019 to 32.0% for 2020, to 31.0% for 2021 and to 30.0% for 2022. The minimum assumed income tax (renta presuntiva sobre el patrimonio) was also reduced from 3.5% for 2018 to 1.5% for 2019 and 2020, and to 0.0% for 2021. In addition, the thin capitalization ratio was adjusted from 3:1 to 2:1, and was modified to apply only to transactions between related parties. Commencing on January 1, 2019, value-added tax, which was applied only to the first sale in the supply chain before December 31, 2018, began to be applied and transferred throughout the entire supply chain, which in our case results in charging value-added tax on the sales price of our finished goods (applicable to our Colombian subsidiary located in the free trade zone). For companies located in free trade zones, the value-added tax is charged on the cost of imported raw materials of national and foreign origin, which we can credit against the value-added tax on the sales price of our products. The municipality sales tax is 50.0% deductible against payable income tax for 2019 and will be 100.0% deductible in 2020. Finally, the value-added tax paid on acquired fixed assets will be credited against income tax or the minimum assumed income tax. Additionally, this tax reform increased the tax rate on dividends paid to foreign individuals and non-resident entities from 5.0% to 7.5%. The tax reform also imposed a tax rate of 7.5% on dividends paid to Colombian companies. This tax is charged only on the first distribution of dividends from one Colombian corporate entity to another, and a credit resulting from the tax withholding is carried forward until a Colombian company makes a distribution to a shareholder that is an individual residing in Colombia or a non-resident individual or entity.

In October 2019, the Colombian courts declared the tax reform that became effective on January 1, 2019 unconstitutional. On December 27, 2019, the Colombian government enacted a new tax reform, which became effective on January 1, 2020. In general, the reform maintained the provisions introduced on the previous tax reform and included some additional changes, as follows: (i) the minimum assumed income tax rate (renta presuntiva sobre el patrimonio) was reduced from 1.5% to 0.5% for 2020 and reduced to 0.0% for the year 2021 and beyond; (ii). the tax rate on dividends paid to Colombian resident individuals was reduced from 15.0% to 10.0%; (iii) the tax rate on dividends paid to foreign individuals and non-resident entities was increased from 7.5% to 10.0%; (iv) the possibility to deduct 100% of the municipality sales tax against payable income tax was postponed to 2022; and (v) taxpayers were granted more flexibility to credit or recover the value-added tax of imported goods from free trade zones.

Costa Rica

On July 1, 2019, a tax reform became effective in Costa Rica. This reform allowed tax credits on sales taxes to be recorded on goods, administrative services, and general expenses. The value-added tax rate of 13.0% on services provided within Costa Rica now applies to both domestic and foreign service providers. Capital gains taxes are now imposed at a rate of 15.0% on sales of assets located in Costa Rica. New income tax withholding rates are now imposed on salaries and other employee benefits at the rates of 25.0% and 20.0%, depending on the salary bracket. Finally, a new thin capitalization rule provides that interest expenses paid to entities other than members of the Costa Rican financial system that exceed 20.0% of a company’s EBITDA are not deductible for income tax purposes.

Panama

Until November 17, 2019, Panama imposed an excise tax of 5.0% on carbonated beverages and imported non-carbonated beverages and a 10.0% selective consumption tax on syrups, powders and concentrate used to produce sugary drinks. On November 18, 2019, Panama replaced such excise tax with an excise tax of 7.0% on carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, and a 10.0% tax on syrups, powders and concentrate used to produce sugary drinks. As of January 1, 2020, Panama imposes an excise tax of 5.0% on non-carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, whether imported or produced locally. Beverages derived from dairy products, grains or cereals, nectars, fruit juices and vegetables with natural fruit concentrates are exempt from this tax.

Nicaragua

On March 1, 2019, a tax reform became effective in Nicaragua, increasing the excise tax for all beverages (except for water) from 9.0% to 11.0%; to 13.0% on January 1, 2020; and to 15.0% starting on January 1, 2021. Besides, starting on March 1, 2019, the minimum alternative income tax increased from 1.0% to 3.0%.

Uruguay

On December 29, 2020, the Uruguayan government issued an executive decree to modify the way the excise tax credit of beverages sold in returnable bottles is calculated, which excise tax credit is currently 1.15 Uruguayan pesos (Ps. 0.53 as of December 31,2020) per liter. Starting on January 1, 2021 and until June 30, 2021, the excise tax credit shall be calculated based on the ratio of purchases made by any entity in Uruguay of returnable bottles produced in Uruguay in the last three years to the total purchases of returnable bottles made by such entity in and outside Uruguay in the last three years. The Uruguayan government did not issue another executive decree with the rules so since July 1, 2021, this tax credit is no longer applicable.

On December 31, 2021 Uruguayan government issued an executive decree that increased the excise tax from 19% to 22% for energy drinks that should have applied beginning January 2022.

On December 29, 2020, the Uruguayan government issued an executive decree to modify the way the excise tax credit of beverages sold in returnable bottles is calculated, which excise tax credit is currently 1.15 Uruguayan pesos (Ps. 0.53 as of December 31, 2021) per liter. Starting on January 1, 2021 and until June 30, 2021, the excise tax credit was calculated based on the ratio of purchases made by any company in Uruguay selling returnable bottles produced in Uruguay in the last three years to the total purchases of returnable bottles made by such company in and outside Uruguay in the last three years. The Uruguayan government did not issue another executive decree with the rules so since July 1st, 2021, this tax credit is not longer applicable.

Brazil

In early 2017, the Supreme Court decided that the value-added tax would not be used as the basis for calculating the federal sales tax, resulting in a reduction of the federal sales tax. The Brazilian tax authorities have appealed the Supreme Court’s decision and such appeal was refused on a final decision on May 2021. However, Coca-Cola FEMSA Brazilian subsidiaries commenced legal proceedings to ascertain their ability to calculate federal sales tax without using the value-added tax as a basis by the Supreme Court’s first ruling and obtained a final favorable resolution in 2019. In 2021, the federal production and sales taxes together resulted in an average of 16.20% tax over net sales.

In recent years, the excise tax rate on concentrate in Brazil has undergone recurrent temporary fluctuations. The excise tax rate was reduced from 20.0% to 4.0% from September 1, 2018 to December 31, 2018, was increased from 4.0% to 12.0% from January 1, 2019 to June 30, 2019, was reduced to 8.0% from July 1, 2019 to September 30, 2019 and was increased to 10.0% from October 1, 2019 to December 31, 2019. The excise tax rate was reduced to 4.0% from January 1, 2020 to May 31, 2020, was increased to 8.0% from June 1, 2020 to November 30, 2020 and was reduced again to 4.0% on December 1, 2020 till January 31, 2021 and it was increased to 8% from February 1, 2021 onward. The tax credit that Coca-Cola FEMSA may recognize in its Brazilian operations in connection with purchases of concentrate in the Manaus free Trade Zone has been affected accordingly.

Argentina

In 2021, the government issued a new law increasing the income tax rate to 35% for 2021 onwards and consider a tax rate of 7% on dividends paid to nonresidents or individuals.

On January 1, 2018, a tax reform became effective in Argentina. This reform reduced the income tax rate from 35.0% to 30.0% for 2018 and 2019, and then to 25.0% for 2020. In addition, such reform imposed a new tax on dividends paid to nonresident stockholders and resident individuals at a rate of 7.0% for 2018 and 2019, and then to 13.0% for the following years. Also, the tax reform decreased the sales tax rate in the province of Buenos Aires from 1.75% to 1.5% in 2018. However, the reform increased the sales tax rate in the City of Buenos Aires from 1.0% to 2.0% in 2018, and scheduled a reduction to 1.5% in 2019, to 1.0% in 2020, to 0.5% in 2021 and to 0.0% in 2022. Nonetheless, the Argentine government issued several decrees since 2019 to maintain the sales tax rate for both the province of Buenos Aires and the City of Buenos Aires at 1.5% since then.

25.3 Income Tax

The major components of income tax expense for the years ended December 31, 2021, 2020 and 2019 are:

	2021		2020		2019
Current tax expense	Ps.	13,657	Ps.	18,690	Ps.	11,652
Deferred tax expense (benefit):
Origination and reversal of temporary differences		2,115		(5,824)		127
Utilization (recognition) of tax losses, net		(1,498)		1,994		(1,201)
Change in the statutory rate		4		(41)		(102)
Total deferred tax expense (benefit)		621		(3,871)		(1,176)
Total income taxes	Ps.	14,278	Ps.	14,819	Ps.	10,476

On May 29, 2020, the Company reached an agreement with the Mexican tax authority (the Servicio de Administración Tributaria), to resolve interpretative differences over taxes paid outside of Mexico, without judicial action. Under the agreed terms, the Company recognized the tax position as a liability in the statement of financial position and recognized a provision in the income statement of approximately Ps. 8,754 million during the second quarter of 2020. From this amount Ps. 5,500 million were recorded and presented as current tax expense, and Ps. 3,253 million as penalties, from which Ps. 868 million correspond to inflationary effects. The total liability was fully paid during the second and third quarter of 2020.

Recognized in Consolidated Statement of Other Comprehensive Income (“OCI”)

Income tax related to items charged or
recognized directly in OCI during the period:	2021		2020		2019
Unrealized gain (loss) on cash flow hedges	Ps.	992	Ps.	871	Ps.	(391)
Exchange differences on translation of foreign operations		(1,730)		4,758		(1,667)
Remeasurements of the net defined benefit liability		127		(208)		(371)
Share of the other comprehensive income of equity method accounted investees (1)		1,506		(2,597)		288
Total income tax expense (benefit) recognized in OCI	Ps.	895	Ps.	2,824	Ps.	(2,141)
(1)	Deferred income taxes related to CTA, MTM of derivative financial instruments and employee benefits for equity method accounted investees which as of December 31, 2021 amounted to Ps. 1,240, Ps. 14, and Ps. 252, respectively.

A reconciliation between tax expense and income before income taxes and share of the profit or loss of associates and joint ventures accounted for using the equity method multiplied by the Mexican domestic tax rate for the years ended December 31, 2021, 2020 and 2019 is as follows:

	2021	2020	2019

Mexican statutory income tax rate	30.0%	30.0%	30.0%
Difference between book and tax inflationary values and translation effects	(4.8)%	(5.0)%	(2.5)%
Annual inflation tax adjustment	7.7%	3.0%	0.2%
Difference between statutory income tax rates	0.2%	1.0%	0.9%
Non-deductible expenses	2.1%	3.8%	4.5%
Taxable (non-taxable) income	2.3%	2.9%	(1.0)%
Others	0.1%	(1.9)%	(0.7)%
Impairments (1)	—%	4.6%	0.9%
Adjustments for previous tax years (2)	—%	30.3%	—%
Income Tax credits (3)	(1.5)%	(8.3)%	—%
Tax loss (4)	(1.4)%	16.3%	0.1%
Consolidated Effective income tax rate (5)	34.7%	76.7%	32.4%
(1)Includes the impairments of Specialty's and Estrella Azul in 2020 explained in Note 13 and 10, respectively.
(2)Related to an agreement with the Mexican tax authority in 2020, to resolve interpretative differences over foreign (non-Mexican) dividends received before 2020.
(3)Favorable position of Brazilian Courts related to a no taxation on financial effects of recovered tax credits from previously won judicial disputes, which allowed a recognition of a deferred tax credit in Brazil in 2021 and 2020.
(4)During 2020, Coca-Cola FEMSA recognized an amount of Ps. 2,349 in the deferred tax asset based on the probability of the expected timing of reversal of tax losses in Mexico.
(5)The extraordinary effects in 2020 increased the tax rate by 42.9%.

Deferred Income Tax Related to:

	Consolidated Statement				Consolidated Statement
	of Financial Position as of				of Income
	December 31, 2021		December 31, 2020		2021		2020			2019
Allowance for doubtful accounts	Ps.	(35)	Ps.	(501)	Ps.	(3)	Ps.	(25)	Ps.	(43)
Inventories		206		(757)		(17)		60		(6)
Other current assets		144		122		47		(163)		182
Property, plant and equipment, net		(6,495)		(4,999)		(1,081)		(708)		(320)
Right of use Assets from leases		(1,218)		(802)		(482)		(509)		(381)
Investments in equity method accounted investees		(7,533)		(9,321)		(22)		(15)		7
Other assets		192		(681)		(2)		(729)		59
Finite useful lived intangible assets		297		(181)		498		129		(345)
Indefinite lived intangible assets		3,038		2,762		36		(261)		360
Post-employment and other long-term employee benefits		(1,746)		(1,886)		(258)		(175)		(2)
Derivative financial instruments		1,622		674		738		111		(2)
Temporary non-deductible provision		(3,443)		(3,772)		1,280		(1,751)		(438)
Employee profit sharing payable		(759)		(371)		(393)		64		8
Tax loss carryforwards		(9,047)		(8,422)		(1,498)		1,994		(1,201)
Tax credits to recover (1)		(1,394)		(2,595)		1,200		(1,629)		(122)
Exchange differences on translation of foreign operations in OCI		8,170		7,679		—		—		—
Other liabilities		(2,668)		736		(4)		(440)		(3)
Finance leases		(220)		(247)		53		(24)		(196)
Liabilities of amortization of goodwill of business acquisition		6,198		6,552		86		—		860
Deferred tax income					Ps.	178	Ps.	(4,071)	Ps.	(1,583)
Deferred tax income net recorded in share of the profit of equity method accounted investees						443		200		407
Deferred tax income, net					Ps.	621	Ps.	(3,871)	Ps.	(1,176)
Deferred income taxes, net		(14,691)		(16,010)
Deferred tax asset		(20,733)		(22,043)
Deferred tax liability	Ps.	6,042	Ps.	6,033
(1)	Corresponds to income tax credits arising from dividends received from foreign subsidiaries to be recovered within the next ten years accordingly to the Mexican Income Tax law.

Income tax related to Accumulated Other Comprehensive Income (“AOCI”)

Income tax related to items charged or
recognized directly in AOCI as of the year:	2021		2020
Unrealized gain on derivative financial instruments	Ps.	1,796	Ps.	795
Remeasurements of the net defined benefit liability		(637)		(762)
Exchange differences on translation of foreign operations		7,520		9,250
Gain on hedge of net investments in foreign operations		181		31
Share of other comprehensive income of associated companies and joint ventures		(4,237)		(5,743)
Total deferred tax loss related to AOCI	Ps.	4,623	Ps.	3,571

The changes in the balance of the net deferred income tax asset are as follows:

	2021		2020		2019
Balance at the beginning of the period	Ps.	(16,010)	Ps.	(13,575)	Ps.	(10,657)
Deferred tax provision for the period		622		(3,871)		(1,176)
Deferred tax income net recorded in share of the profit of equity method accounted investees		277		(404)		(406)
Acquisition of subsidiaries		—		1		(382)
Effects in equity:
Unrealized (gain) on cash flow hedges		1,006		865		(391)
Exchange differences on translation of foreign operations		(491)		2,215		(2,121)
Remeasurements of the net defined benefit liability		380		(256)		(204)
Retained earnings of equity method accounted investees		32		(33)		384
Restatement effect of the period and beginning balances associated with hyperinflationary economies		(507)		(953)		1,378
Balance at the end of the period	Ps.	(14,691)	Ps.	(16,010)	Ps.	(13,575)

The Company offsets tax assets and liabilities only if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities related to income taxes are levied by the same tax authority.

Tax Loss Carryforwards

The subsidiaries in Mexico, Colombia, Uruguay, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax losses carryforwards for which a deferred tax asset has been recorded and their corresponding years of expiration are as follows:

	Tax Loss
Year	Carryforwards
2022	Ps.	—
2023		270
2024		224
2025		1,450
2026		5,639
2027		224
2028		794
2029		476
2030		366
2031 and thereafter		3,715
No expiration (Brazil and Colombia)		16,882
	Ps.	30,040

Considering all available evidence, including forecasts, business plans and strategic measures, as of December 31, 2021 and 2020 the Company has decided not to recognize a deferred income tax asset related to temporary differences not recognized in previous tax years. The amount of deferred income tax assets not recognized in previous tax years and adjusted as of December 31, 2021 and 2020 were Ps. 3,769 and Ps 3,847, respectively.

The Company recorded certain goodwill balances due to acquisitions that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of NOLs in Brazil which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2021, the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.

Our business in the United States known as Envoy Solutions, performed several acquisitions within year 2021, most acquisitions from a tax perspective were performed as acquisition of assets, therefore a relevant tax basis has been triggered. The purchase price allocated to intangibles will be amortized over a fifteen-year period, straight-line for tax.

The changes in the balance of tax loss carryforwards are as follows:

	2021		2020
Balance at beginning of the period	Ps.	26,618	Ps.	32,536
Derecognized		33		(8,521)
Additions		8,306		7,538
Usage of tax losses		(5,602)		(2,444)
Translation effect of beginning balances		685		(2,491)
Balance at end of the period	Ps.	30,040	Ps.	26,618

There were no withholding taxes associated with the payment of dividends in 2021, 2020 or 2019 by the Company to its shareholders.

The Company has determined that undistributed profits of its subsidiaries will not be distributed in the foreseeable future. As of December 31, 2021, 2020 and 2019, the temporary differences associated with investments in subsidiaries, associates and joint ventures, for which a deferred tax liability has not been recognized aggregate to Ps. 44,375, Ps. 41,280 and Ps. 49,255, respectively.